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                                                                    Exhibit 10.7

                                OMNIBUS AMENDMENT

                  THIS OMNIBUS AMENDMENT (this "Amendment"), dated as of December 31, 2002, is entered into, by and among PULTE FUNDING, INC., as the borrower (the "Borrower") and as the buyer (the "Buyer"), PULTE MORTGAGE CORPORATION ("Pulte Mortgage"), as a seller (the "Seller") and the servicer (the "Servicer"), PULTE HOMES, INC., as the guarantor (the "Performance Guarantor"), ATLANTIC ASSET SECURITIZATION CORP., as an issuer ("Atlantic"), CREDIT LYONNAIS NEW YORK BRANCH ("CL New York"), as a bank, as a managing agent and as the administrative agent (the "Administrative Agent"), LLOYDS TSB BANK PLC, as a bank ("Lloyds"), BANK ONE, NA (MAIN OFFICE CHICAGO), as a bank, as a seasonal bank and as a managing agent ("Bank One"), JUPITER SECURITIZATION CORPORATION, as an issuer and a seasonal issuer ("Jupiter"), and LASALLE BANK NATIONAL ASSOCIATION, as the collateral agent ("LaSalle"). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

                                    RECITALS

                  WHEREAS, the Borrower, the Administrative Agent and LaSalle entered into that certain Amended and Restated Collateral Agency Agreement, dated as of August 23, 2002 (the "Collateral Agency Agreement"), the Borrower, Atlantic, Jupiter, the Administrative Agent, CL New York as a bank and as a managing agent, Lloyds, and the Servicer entered into that certain Amended and Restated Loan Agreement, dated as of August 23, 2002 (the "Loan Agreement"), the Seller and the Buyer entered into that certain Master Repurchase Agreement, dated as of December 22, 2000, as supplemented by the Amended and Restated Addendum to Master Repurchase Agreement, dated as of August 23, 2002, between the Seller and the Buyer (the "Repurchase Agreement"), the Performance Guarantor and the Administrative Agent entered into that certain Amendment and Restated Servicer Performance Guaranty, dated as of August 23, 2002 (the "Servicer Performance Guaranty") and certain parties hereto entered into the Transaction Documents (as defined in the Loan Agreement) (the Collateral Agency Agreement, the Loan Agreement, the Repurchase Agreement and the Transaction Documents, collectively the "Operative Documents");

                  WHEREAS, Pulte Mortgage desires to convert from a Delaware corporation into a Delaware limited liability company by the name of Pulte Mortgage LLC as of the Effective Date (as defined below) (the "Conversion"); and

                  WHEREAS, the parties hereby desire and consent to amend the Operative Documents to reflect and allow for the Conversion under the Operative Documents effective as of the Effective Date (as defined below).

                  NOW, THEREFORE, the parties agree as follows:

                  Section 1.        Amendments to the Operative Documents.

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         (a)      Pursuant to Subsection 5.09(ii) of the Repurchase Agreement
and Subsection 6.9(d) of the Loan Agreement, the Seller and the Servicer, respectively, hereby notify the parties hereto that it (i) has caused the filing of the Certificate of Conversion and Certificate of Formation, each attached hereto as Exhibit A, (the "Filed Documents") in the filing office of the State of Delaware and (ii) shall cause the effectiveness of the Limited Liability Company Agreement as of January 1, 2002 (such date, the "Effective Date"), attached hereto as Exhibit B.

         (b) As of the Effective Date, the parties hereto consent and agree to amend the Operative Documents so that all references to (i) "Pulte Mortgage Corporation" shall be deemed to be references to "Pulte Mortgage LLC", (ii) with respect to Pulte Mortgage, all references in the Operative Documents to corporation, director(s), certificate of incorporation and bylaws shall be deemed to be references to limited liability company, [manager(s)/member(s)], certificate of conversion, certificate of formation and limited liability company agreement, respectively and (iii) with respect to Pulte Mortgage, all other references in the Operative Documents relating to its status as a corporate entity shall be deemed references relating to its status as a limited liability company.

                  Section 2.        Amendment to the Servicer Performance
Guaranty.

                  The parties to the Servicer Performance Guaranty hereby waive the provision in Subsection 5(a) of the Servicer Performance Guaranty that states that the Servicer Performance Guaranty is binding on the Performance Guarantor notwithstanding a change in the legal status of Pulte Mortgage for purposes of the Conversion. The parties hereto agree that, notwithstanding the change in the legal status of Pulte Mortgage, the Servicer Performance Guaranty shall be binding on the Performance Guarantor to guaranty the performance of Pulte Mortgage as "Servicer" under the Loan Agreement.

                  Section 3.        Financing Statements.

                  Pulte Mortgage hereby authorizes the filing of any amendments of any financing statements filed under the UCC against Pulte Mortgage in connection with the Operative Documents in order to reflect the Conversion in such financing statements.

                  Section 4. Operative Documents in Full Force and Effect as Amended.

                  Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

                  Section 5.        Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.

                                       2

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                  (b)      The descriptive headings of the various sections of
this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                  (c) This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

                  (d) This Amendment and the rights and obligations of the parties under this amendment shall be governed by and construed and interpreted in accordance with the laws of the state of New York without reference to its conflict of laws provisions.

                                       3

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                  IN WITNESS WHEREOF, the parties have agreed to and caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                             PULTE FUNDING, INC.,
                             as the borrower and the buyer

                             By: /s/ John D'Agostino
                                 ------------------------------------
                                 Name:  John D'Agostino
                                 Title: Vice President

                             PULTE MORTGAGE CORPORATION,
                             as the servicer and the seller

                             By: /s/ David M. Bruining
                                 ------------------------------------
                                 Name:  David M. Bruining
                                 Title: Senior Vice President/Chief
                                        Financial Officer

                             PULTE HOMES, INC.
                             as the guarantor

                             By: /s/ Bruce E. Robinson
                                 ----------------------------
                                 Name:  Bruce E. Robinson
                                 Title: Vice President - Treasurer

                             CREDIT LYONNAIS NEW YORK BRANCH,
                             as a bank, as a managing agent and as the administrative agent

                             By: /s/ Gary M. Miller
                                 ------------------------------------
                                 Name:  Gary M. Miller
                                 Title: Director

                                       4

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                     ATLANTIC ASSET SECURITIZATION CORP.,
                     as an issuer

                     By: Credit Lyonnais New York Branch, as
                         Attorney-In-Fact

                     By: /s/ Gary M. Miller
                         ------------------------------------
                         Name:  Gary M. Miller
                         Title: Director

                     LLOYDS TSB BANK PLC,
                     as a bank

                     By: /s/ Michelle White              /s/ Ian Dimmock
                         ------------------------------------------------------
                         Name:  Michelle White               Ian Dimmock
                         Title: Assistant Vice President     Vice President
                                Structured Finance           Structured Finance

                     BANK ONE, NA (MAIN OFFICE CHICAGO)
                     as a bank, a seasonal bank and as a managing agent

                     By: /s/ Daniel J. Clarke, Jr.
                         ------------------------------------------------------
                         Name:  Daniel J. Clarke, Jr.
                         Title: Director

                     JUPITER SECURITIZATION
                     as an issuer and as a seasonal issuer

                     By: /s/ Daniel J. Clarke, Jr.
                         ------------------------------------------------------
                         Name:  Daniel J. Clarke, Jr.
                         Title: Authorized Signer

                     LASALLE BANK NATIONAL ASSOCIATION
                     as the collateral agent

                     By: /s/ Robert M. Wojno
                         ------------------------------------------------------
                         Name:  Robert M. Wojno
                         Title: Vice President

                                       5

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                                                                     [EXHIBIT A]

                              [Transfer Documents]